                                                                   EXHIBIT 10.11

Western Digital Corporation
Executive Bonus Plan
Amended and Restated Effective March 28, 2003
Master Plan Document

Western Digital Corporation
Executive Bonus Plan
Amended and Restated Effective March 28, 2003
Master Plan Document

                                TABLE OF CONTENTS

ARTICLE 1      Definition...................................................................................        1

ARTICLE 2      Selection, Enrollment and Eligibility........................................................        5
     2.1       Selection by Committee.......................................................................        5
     2.2       Enrollment Requirements......................................................................        5
     2.3       Eligibility; Commencement of Participation...................................................        6

ARTICLE 3      Vesting; Account Balance.....................................................................        6
     3.1       Vesting in Change in Control Benefit.........................................................        6
     3.2       Forfeiture...................................................................................        6
     3.3       Account Balance..............................................................................        7

ARTICLE 4      Benefits.....................................................................................        7
     4.1       Change in Control Benefit....................................................................        7
     4.2       Employer Benefit.............................................................................        8
     4.3       Withholding and Payroll Taxes................................................................        8

ARTICLE 5      Beneficiary..................................................................................        8
     5.1       Beneficiary..................................................................................        8
     5.2       Beneficiary Designation; Change; Spousal Consent.............................................        8
     5.3       Acknowledgment...............................................................................        9
     5.4       No Beneficiary Designation...................................................................        9
     5.5       Doubt as to Beneficiary......................................................................        9
     5.6       Discharge of Obligations.....................................................................        9

ARTICLE 6      Termination, Amendment or Modification of the Plan...........................................        9
     6.1       Termination, Amendment or Modification Prior to One Year Before Change in Control............        9
     6.2       Termination, Amendment or Modification Within One Year Before Change of Control or
               Following Change in Control..................................................................       10
     6.3       Termination of Plan Agreement................................................................       10

ARTICLE 7      Other Benefits and Agreements................................................................       10
     7.1       Coordination with Other Benefits.............................................................       10

ARTICLE 8      Trust........................................................................................       10
     8.1       Establishment of the Trust; Premiums.........................................................       10
     8.2       Interrelationship of the Plan and the Trust..................................................       11

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Western Digital Corporation
Executive Bonus Plan
Amended and Restated Effective March 28, 2003
Master Plan Document

     8.3       Accounts.....................................................................................       11

ARTICLE 9      Insurance Policies...........................................................................       12
     9.1       Policies.....................................................................................       12
     9.2       Documents Required by Insurer................................................................       12

ARTICLE 10     Administration...............................................................................       12
     10.1      Committee Duties.............................................................................       12
     10.2      Agents.......................................................................................       13
     10.3      Binding Effect of Decisions..................................................................       13
     10.4      Indemnity of Committee.......................................................................       13
     10.5      Employer Information.........................................................................       13

ARTICLE 11     Claims Procedures............................................................................       13
     11.1      Presentation of Claim........................................................................       13
     11.2      Notification of Decision.....................................................................       14
     11.3      Review of a Denied Claim.....................................................................       14
     11.4      Decision on Review...........................................................................       14
     11.5      Legal Action.................................................................................       15

ARTICLE 12     Miscellaneous................................................................................       15
     12.1      Unsecured General Creditor...................................................................       15
     12.2      Employer's Liability.........................................................................       15
     12.3      Nonassignability.............................................................................       15
     12.4      Not a Contract of Employment.................................................................       16
     12.5      Furnishing Information.......................................................................       16
     12.6      Terms........................................................................................       16
     12.7      Captions.....................................................................................       16
     12.8      Governing Law................................................................................       16
     12.9      Validity.....................................................................................       16
     12.10     Notice.......................................................................................       16
     12.11     Successors...................................................................................       17
     12.12     Spouse's Interest............................................................................       17
     12.13     Incompetent..................................................................................       17
     12.14     Distribution in the Event of Taxation........................................................       17

Western Digital Corporation
Executive Bonus Plan
Amended and Restated Effective March 28, 2003
Master Plan Document

                           WESTERN DIGITAL CORPORATION

                              EXECUTIVE BONUS PLAN

                AS AMENDED AND RESTATED EFFECTIVE MARCH 28, 2003

                                     PURPOSE

                  The purpose of this Plan is to provide specified benefits to a select group of management and highly compensated employees who may contribute materially to the continued growth, development and future business success of Western Digital Corporation, a Delaware corporation, and its subsidiaries. The Plan is intended to constitute a bonus arrangement and fall outside the scope and jurisdiction of the Employee Retirement Income Security Act of 1974.

                                    ARTICLE 1

                                   DEFINITIONS

                  For purposes hereof, unless otherwise clearly apparent from the context, the following phrases or term shall have the following indicated meaning:

1.1 "Administrative Account" shall mean an account established in accordance with Section 8.3(a)(ii) below.

1.2 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 5 below, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.3 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.4               "Board" shall mean the Board of Directors of the Company.

1.5 "Change of Control" means and shall be deemed to occur if any of the following events occur:

                  (a) Any person (other than other than the Company or any subsidiary thereof or any employee benefit plan of the Company or any subsidiary thereof, or any underwriter in connection with a firm commitment public offering of the Company's common stock), alone or together with its affiliates and

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Western Digital Corporation
Executive Bonus Plan
Amended and Restated Effective March 28, 2003
Master Plan Document

                           associates, including any group of persons which is deemed a "person" under Section 13(d) (3) of the Exchange Act, becomes the beneficial owner (as such term is defined in Rule 13d-3 of the Exchange Act, except that a person shall also be deemed the beneficial owner of all securities which such person may have a right to acquire, whether or not such right is presently exercisable), directly or indirectly, of thirty-three and one-third percent or more of:

                           (i) the then-outstanding shares of the Company's common stock or

                           (ii) securities representing thirty-three and one-third percent or more of the combined voting power of the Company's then outstanding voting securities;

                  (b) A change, during any period of two consecutive years, of a majority of the Board of the Company as constituted as of the beginning of such period, unless the election, or nomination for election by the Company's stockholders, of each director who was not a director at the beginning of such period was approved by vote of at least two-thirds of the Incumbent Directors then in office (for purposes hereof, "Incumbent Directors" shall consist of the directors holding office as of the effective date of this Plan and any person becoming a director subsequent to such date whose election, or nomination for election by the Company's stockholders, is approved by a vote of at least a majority of the Incumbent Directors then in office);

                  (c) Consummation of any merger, consolidation, reorganization or other extraordinary transactions (or series of related transactions) involving the Company which results in the stockholders of the Company having power to vote in the ordinary election of directors immediately prior to such transaction (or series of related transactions) failing to beneficially own at least a majority of the securities of the Company having the power to vote in the ordinary election of directors which are outstanding after giving effect to such transaction (or series of related transactions);

                  (d) The stockholders of the Company approve a plan of complete liquidation of the Company or the sale of substantially all of the assets of the Company;

                  (e) Substantially all of the assets of the Company are sold or otherwise transferred to parties that are not within a "controlled group of

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Western Digital Corporation
Executive Bonus Plan
Amended and Restated Effective March 28, 2003
Master Plan Document

                           corporations" (as defined in Section 1563 of the Code) in which the Company is a member;

                  (f) The Company or any other Employer voluntarily files a petition for bankruptcy under federal bankruptcy law, or an involuntary bankruptcy petition is filed against any Employer under federal bankruptcy law, which involuntary petition is not dismissed within 120 days of the filing;

                  (g) The Company or any other Employer makes a general assignment for the benefit of creditors; or

                  (h) The Company or any other Employer seeks or consents to the appointment of a trustee, receiver, liquidator or similar person.

                           With respect to Sections 1.5(f), (g) and (h) above, if the event described occurs only with respect to one or more Employers (other than the Company) and not to the Company, such event shall be a "Change in Control" only with respect to the Participants of that Employer or those Employers.

1.6 "Change in Control Benefit" shall mean the benefit set forth in Section 4.1 below.

1.7 "Claimant" shall have the meaning set forth in Section 11.1 below.

1.8 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.9 "Committee" shall mean the administrative committee appointed to manage and administer the Plan in accordance with the provisions of Article 10 below.

1.10 "Company" shall mean Western Digital Corporation, a Delaware corporation.

1.11 "Disability" shall mean a period of disability during which a Participant qualifies for benefits under the Participant's Employer's long-term disability plan (if the Participant participates in such a plan), or, if a Participant does not participate in such a plan, a period of disability during which the Participant would have qualified for benefits under the Employer's long-term disability plan had the Participant been a participant in such a plan (determined in the sole discretion of the Committee), or, if there is no such plan, as determined in the sole discretion of the Committee.

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Western Digital Corporation
Executive Bonus Plan
Amended and Restated Effective March 28, 2003
Master Plan Document

1.12 "Employer" shall mean the Company and/or any of its subsidiaries that have been selected by the Board to participate in the Plan.

1.13              "Employer Benefit" shall mean the benefit set forth in Section
                  4.2 below.

1.14 "Forfeiture" shall mean a forfeiture of a Participant's rights to benefits under this Plan as set forth in Section 3.2 below.

1.15 "Insurer" shall mean the insurance company or companies that issue one or more Policies.

1.16              "Participant" shall mean any employee of an Employer

                  (a)      who is selected to participate in the Plan,

                  (b)      who elects to participate in the Plan,

                  (c) who signs a Plan Agreement and a Beneficiary Designation Form,

                  (d) whose signed Plan Agreement and Beneficiary Designation Form are accepted by the Committee, and

                  (e)      whose Plan Agreement has not terminated.

1.17 "Participant's Account" shall mean an account established in accordance with Section 8.3(a)(i) below.

1.18 "Plan" shall mean the Western Digital Executive Bonus Plan, which is defined by this instrument and by each Plan Agreement, all as may be amended from time to time.

1.19 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant shall provide for the entire benefit to which such Participant is entitled to under the Plan, and the Plan Agreement bearing the latest date of acceptance by the Committee shall govern such entitlement.

1.20 "Plan Year" shall, for the first Plan Year, begin on May 16, 1994, and end on December 31, 1994. For each Plan Year thereafter, the Plan Year shall begin on January 1 of each year and continue through December 31 of that year.

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Western Digital Corporation
Executive Bonus Plan
Amended and Restated Effective March 28, 2003
Master Plan Document

1.21 "Policy" or "Policies" shall mean the policy or policies issued in the name of the Trustee in accordance with the terms and conditions of this Plan and each respective Plan Agreement.

1.22 "Reserve Account" shall mean an account established in accordance with Section 8.3(a)(iii) below.

1.23 "Retirement," "Retires" or "Retired" shall mean a Participant ceasing to be employed by all Employers for any reason other than a leave of absence, death, or Disability on or after a Participant attains the age of fifty-five (55).

1.24 "Termination of Employment" shall mean the ceasing of employment with all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of absence.

1.25 "Trust" shall mean the trust established pursuant to that certain Trust Agreement, dated as of May 16, 1994, between the Company and the Trustee, as may be amended from time to time.

1.26 "Trustee" shall mean the trustee named in the Trust and any successor trustee.

1.27 "Vesting Date" shall mean the date upon which a Participant becomes 100% vested in his or her Change in Control Benefit in accordance with Section 3.1 below.

1.28 "Western DCP" shall mean the Western Digital Corporation Deferred Compensation Plan as in effect from time to time.

                                    ARTICLE 2
                      SELECTION, ENROLLMENT AND ELIGIBILITY

2.1 Selection by Committee. Participation in the Plan shall be limited to a select group of management and highly compensated employees of the Employers. From that group, the Committee shall select, in its sole discretion, employees to participate in the Plan.

2.2 Enrollment Requirements. As a condition to participation, each selected employee shall complete, execute and return to the Committee a Plan Agreement and a Beneficiary Designation Form. In addition, the Committee, in its sole

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Western Digital Corporation
Executive Bonus Plan
Amended and Restated Effective March 28, 2003
Master Plan Document

                  discretion, shall establish from time to time such other enrollment requirements as it determines are necessary.

2.3 Eligibility; Commencement of Participation. Provided an employee selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, that employee shall commence participation in the Plan on the date specified by the Committee. If a selected employee fails to meet all such requirements prior to that date, that employee shall not be eligible to participate in the Plan until the completion of those requirements.

                                    ARTICLE 3
                            VESTING; ACCOUNT BALANCE

3.1 Vesting in Change in Control Benefit. Subject to Section 3.2 below:

                  (a) General Rule. If a Participant has not Retired, died, suffered a Disability, experienced a Termination of Employment, or received a complete withdrawal from the Western DCP that permanently ends his participation in such plan prior to 90 days prior to a Change in Control, the Participant shall become 100% vested in his or her Change in Control Benefit on January 1 of the Plan Year following the Change in Control (the "Vesting Date").

                  (b) Early Vesting. If at any time on or after 90 days prior to a Change in Control and prior to the Vesting Date a Participant Retires, dies, suffers a Disability or experiences an involuntary termination of employment with all Employers, the Participant (or the Participant's Beneficiary in the event of the Participant's death) shall become 100% vested in his or her Change in Control Benefit on the later of

                           (i)      the date of the Change in Control or

                           (ii)     the date of such Retirement, death,
                                    Disability or involuntary termination of employment, and such date (rather than January 1 of the following Plan Year) shall be considered the "Vesting Date" for purposes of this Plan.

3.2 Forfeiture. Notwithstanding Section 3.1 above, a Participant shall forfeit rights to benefits under this Plan in accordance with this Section 3.2.

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Western Digital Corporation
Executive Bonus Plan
Amended and Restated Effective March 28, 2003
Master Plan Document

                  (a) A Participant shall forfeit any right to benefits under this Plan if he or she:

                           (i) Retires, dies, suffers a Disability, experiences a Termination of Employment or receives a complete withdrawal from the Western DCP that permanently ends his or her participation in such plan prior to 90 days prior to a Change in Control; or

                           (ii) Voluntarily terminates his or her employment (other than by Retirement or Disability) with all of his or her Employers or withdraws all of his or her interest in the Western DCP thereby ending his or her participation in such plan at any time on or after the date of the Change in Control and prior to January 1 of the Plan Year following a Change in Control.

                  (b) A Participant receiving a Short-Term Payout (as defined in the Western DCP) or other partial distribution from the Western DCP before his or her Vesting Date described in Section 3.1(a) hereof shall forfeit a portion of his or her Change in Control Benefit which bears the same proportion to all of such benefit as the partial distribution bears to his or her total interest in the Western DCP.

3.3 Account Balance. Within 45 days of the end of each Plan Year, each Participant shall receive a statement setting forth the balance of his or her Participant's account as of the end of that Plan Year.

                                    ARTICLE 4
                                    BENEFITS

4.1               Change in Control Benefit.

                  (a) Eligibility. On the Vesting Date, the Participant or the Participant's Beneficiary, as the case may be, shall become entitled to the "Change in Control Benefit" described in Section 4.1(b).

                  (b) Benefit and Payment. The "Change in Control Benefit" shall be a dollar amount that is equal to the fair market value of the assets allocated to and held in the Participant's Account as of the Vesting Date. This benefit shall be paid to the Participant, or his or her Beneficiary, within 90 days of the Vesting Date.

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Western Digital Corporation
Executive Bonus Plan
Amended and Restated Effective March 28, 2003
Master Plan Document

4.2               Employer Benefit.

                  (a) Eligibility. The Participant's Employer shall be entitled to the Employer Benefit if and to the extent a Participant forfeits his or her Change in Control Benefit under Section 3.2 hereof.

                  (b) Benefit and Payment. The "Employer Benefit" shall be a distribution of the forfeited assets allocated to and held in the Participant's Account as of the date of the event described in Section 3.2 above after taking into account any distributions made or to be made in accordance with Section 4.1 above, plus any earnings allocated to that account from that date to the date of payment of the Employer Benefit and (ii) a distribution of any amount allocated to the Reserve Account in accordance with Section 8.3(a)(iii) below. This benefit shall be paid to the Participant's Employer within 120 days of January 1 of the Plan Year following that event.

4.3 Withholding and Payroll Taxes. The Trustee shall withhold from any and all benefit payments made under this Article 4, all federal, state and local income, employment and other taxes required to be withheld in connection with the payment of benefits hereunder, in amounts to be determined in the sole discretion of the Participant's Employer.

                                    ARTICLE 5
                                   BENEFICIARY

5.1 Beneficiary. Each Participant shall have the right, at any time, to designate his or her Beneficiary (both primary as well as contingent) to receive any benefits payable under the Plan to a Beneficiary upon the death of a Participant.

5.2 Beneficiary Designation; Change; Spousal Consent. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary, a spousal consent, in the form designated by the Committee, must be signed by that Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations

                                       8

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Western Digital Corporation
Executive Bonus Plan
Amended and Restated Effective March 28, 2003
Master Plan Document

                  previously filed shall be cancelled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee before his or her death.

5.3 Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Committee or its designated agent.

5.4 No Beneficiary Designation. If a Participant fails to designate a Beneficiary as provided in Sections 5.1, 5.2 and
                  5.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

5.5 Doubt as to Beneficiary. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, before a Change in Control, to cause the Trustee to withhold such payments until this matter is resolved to the Committee's satisfaction.

5.6 Discharge of Obligations. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and the Participant's Plan Agreement shall terminate upon such full payment of benefits.

                                    ARTICLE 6
               TERMINATION, AMENDMENT OR MODIFICATION OF THE PLAN

6.1 Termination, Amendment or Modification Prior to One Year Before Change in Control. Prior to one year before a Change in Control, each Employer reserves the right to terminate, amend or modify the Plan or any related Plan Agreement, in whole or in part, with respect to Participants whose services are retained by the Employer. Notwithstanding the foregoing, no termination, amendment or modification shall be effective to decrease or reduce a Participant's potential benefits under this Plan below the balance in his or her Participant's Account as of the effective date of the termination, amendment or modification.

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Western Digital Corporation
Executive Bonus Plan
Amended and Restated Effective March 28, 2003
Master Plan Document

6.2 Termination, Amendment or Modification Within One Year Before a Change of Control or Following a Change in Control. Within one year before a Change in Control and thereafter, neither the Company, any subsidiary of the Company nor any corporation, trust or other person that succeeds to all or any substantial portion of the assets of the Company shall have the right to terminate, amend or modify the Plan and/or any Plan Agreement in effect prior to such Change in Control, and all benefits under the Plan and any such Plan Agreement shall thereafter be paid in accordance with the terms of the Plan and such Plan Agreement, as in effect immediately prior to such Change in Control. If the Plan is terminated, amended, or modified within one year before the Change in Control, such termination, amendment or modification shall be considered void as of the date of the termination, amendment or modification. Any provision of this Plan or any Plan Agreement to the contrary shall be construed in accordance with this
                  Section 6.2.

6.3 Termination of Plan Agreement. Absent the earlier termination, modification or amendment of the Plan, or a Participant's Forfeiture of his or her benefits under this Plan, the Plan Agreement of any Participant shall terminate upon the full payment of the applicable benefit provided under Article 4.

                                    ARTICLE 7
                          OTHER BENEFITS AND AGREEMENTS

7.1 Coordination with Other Benefits. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

                                    ARTICLE 8
                                      TRUST

8.1 Establishment of the Trust; Premiums. The Employers shall establish the Trust and shall at least annually transfer over to the Trust such assets as the Committee determines, prior to a Change in Control, or the Trustee determines, after a Change in Control, are necessary to provide for the Employers' future liabilities created with respect to the benefits provided under the Plan and the Plan Agreements, including, without limitation, the payment of insurance premiums in amounts sufficient to acquire and maintain all Policies held by the Trustee. At the

                                       10

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Western Digital Corporation
Executive Bonus Plan
Amended and Restated Effective March 28, 2003
Master Plan Document

                  direction of the Committee, prior to a Change in Control, or the Trustee, after a Change in Control, the Employers shall pay any and all Policy premiums and other costs directly to the Insurer. In addition, if the Trust incurs any tax liability, the Employers shall contribute to the Trust sufficient funds to allow the Trustee to pay any such tax liability.

8.2 Interrelationship of the Plan and the Trust. The provisions of the Plan and each Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Trustee, Participant and a Participant's Beneficiary as to the assets of the Trust. The Employers shall at all times remain liable to carry out their obligations under the Plan. The Employers and the Trustee shall cooperate with each other as is necessary to minimize the Trust's tax liability.

8.3               Accounts.

                  (a) The Trustee shall establish and maintain the following separate accounts:

                           (i)      A "Participant's Account" for each
                                    Participant to which the Employers'
                                    contributions, or a portion thereof, and earnings thereon shall be allocated to and held, the assets of which are to be used to pay the Change in Control Benefit or the Employer Benefit in accordance with this Plan and the Trust; and

                           (ii)     An "Administrative Account" for the
                                    administrative expenses of the Trust to
                                    which a portion of the Employers'
                                    contributions and earnings thereon may be allocated to and held, the assets of which are to be used to pay the administrative expenses, including all taxes, of the Trust in accordance with the terms and provisions of this Plan and the Trust; and

                           (iii) A "Reserve Account" to which shall be allocated all gains described in this subsection. In the event of the death of a Participant or a former Participant whose life is insured by a Policy, the excess of
                                    (a) the life insurance proceeds received from such Policy over (b) the cash value of such Policy as of the date immediately preceding the Participant's death shall constitute a gain allocable to the Reserve Account. Any such gain allocated to the Reserve Account shall be distributed as an Employer Benefit pursuant to Section 4.2(b).

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Western Digital Corporation
Executive Bonus Plan
Amended and Restated Effective March 28, 2003
Master Plan Document

                  (b) Prior to a Change in Control, the Committee shall direct the Trustee in writing as to:

                           (i)      the allocation of the Employers'
                                    contributions to the accounts described in
                                    Section 8.3(a) above, and

                           (ii)     the amounts of the earnings on the
                                    Employers' contributions held in the
                                    accounts described in Section 8.3(a) above.
                                    After a Change in Control, the Trustee shall make such allocations in accordance with the terms of the Plan and the Trust. Notwithstanding the foregoing, and except for a payment of benefits in accordance with
                                    Article 4 or a Forfeiture of benefits, a Participant's Account balance shall not be reduced.

                  (c) Each of the accounts described in Section 8.3(a) above shall qualify for and be treated as separate shares under Code Section 663(c).

                                    ARTICLE 9
                               INSURANCE POLICIES

9.1 Policies. The Committee may direct the Trustee in writing to acquire one or more Policies in the Trustee's name. The Trustee shall be the sole and absolute owner and beneficiary of each Policy, with all rights of an owner and beneficiary, including without limitation, the right to surrender Policies for their cash surrender values and to take one or more loans against one or more Policies. Notwithstanding the foregoing, the Trustee shall exercise its ownership rights in each Policy only in accordance with the terms of this Plan, the respective Plan Agreements and the Trust.

9.2 Documents Required by Insurer. The Trustee, the Participant's Employer and the Participant shall sign such documents and provide such information as may be required from time to time by the Insurer.

                                   ARTICLE 10
                                 ADMINISTRATION

10.1 Committee Duties. This Plan shall be administered by a Committee which shall consist of persons approved by the Board. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and

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Executive Bonus Plan
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Master Plan Document

                  authority to make, mend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan.

10.2 Agents. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit and may from time to time consult with counsel who may be counsel to any Employer.

10.3 Binding Effect of Decisions. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

10.4 Indemnity of Committee. All Employers shall indemnify and hold harmless the members of the Committee against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee or any of its members.

10.5 Employer Information. To enable the Committee to perform its functions, each Employer shall supply full and timely information to the Committee on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee may reasonably require.

                                   ARTICLE 11
                                CLAIMS PROCEDURES

11.1 Presentation of Claim. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

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Master Plan Document

11.2 Notification of Decision. The Committee shall consider a Claimant's claim within 60 days of receipt of that claim, and shall notify the Claimant in writing:

                  (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

                  (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                           (i) the specific reason(s) for the denial of the claim, or any part of it;

                           (ii) the specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

                           (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

                           (iv) an explanation of the claim review procedure set forth in Section 11.3 below.

11.3 Review of a Denied Claim. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

                  (a)      may review pertinent documents;

                  (b)      may submit written comments or other documents;
                           and/or

                  (c) may request a hearing, which the Committee, in its sole discretion, may grant.

11.4 Decision on Review. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within

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Master Plan Document

                  120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

                  (a)      specific reasons for the decision;

                  (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

                  (c)      such other matters as the Committee deems relevant.

11.5 Legal Action. A Claimant's compliance with the foregoing provisions of this Article 11 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

                                   ARTICLE 12
                                  MISCELLANEOUS

12.1 Unsecured General Creditor. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interest or claims in any property or assets of an Employer. Any and all of an Employer's assets shall be, and remain, the general, unpledged and unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

12.2 Employer's Liability. An Employer's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

12.3 Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be unassignable and non-transferable, except that the foregoing shall not apply to any family support obligations set forth in a court order. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor

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Executive Bonus Plan
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Master Plan Document

                  be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

12.4 Not a Contract of Employment. The terms and condition of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, with or without cause, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be employed in the service of any Employer, or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

12.5 Furnishing Information. A Participant will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

12.6 Terms. Whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

12.7 Captions. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

12.8 Governing Law. The provisions of this Plan shall be construed and interpreted according to the laws of the State of California.

12.9 Validity. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

12.10 Notice. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                                    Deferred Compensation Plan Committee
                                    Western Digital Corporation
                                    20511 Lake Forest Drive
                                    Lake Forest, CA 92630

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Master Plan Document

                  Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

                  Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

12.11 Successors. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant, the Participant's Beneficiaries, and their permitted successors and assigns.

12.12 Spouse's Interest. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

12.13 Incompetent. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetency, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

12.14 Distribution in the Event of Taxation. If, for any reason, all or any portion of a Participant's benefit under this Plan becomes taxable to the Participant prior to the Vesting Date, a Participant may petition the Committee, if prior to a Change in Control, or the Trustee, after a Change in Control, for a distribution of assets sufficient to meet the Participant's tax liability (including additions to tax, penalties and interest). Upon the grant of such a petition, which grant shall not be unreasonably withheld, the Trustee shall distribute to the Participant from the Trust immediately available funds in an amount equal to that Participant's federal, state and local tax liability associated with such taxation, which liability shall be

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Master Plan Document

                  measured by using that Participant's then current highest federal, state and local marginal tax rate, plus the rates or amounts for the applicable additions to tax, penalties and interest. If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted.

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Western Digital Corporation
Executive Bonus Plan
Amended and Restated Effective March 28, 2003
Master Plan Document

                  IN WITNESS WHEREOF the Company has signed this Plan document as of March 28, 2003.

                                      WESTERN DIGITAL CORPORATION,
                                      a Delaware corporation

                                      By: /s/ Raymond M. Bukaty
                                          ---------------------

                                      Officer's Name: Raymond M. Bukaty

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